                                                                   EXHIBIT 10.17


                           STOCK REDEMPTION AGREEMENT

         THIS STOCK REDEMPTION AGREEMENT, dated as of April 21, 1999 (this "Agreement"), is made by and among OneSource Information services, Inc., a Delaware corporation (the "Company"), and the persons set forth on the "Schedule of Class P Stockholders" attached hereto (hereinafter referred to collectively as the "Class P Stockholders" and individually as a "Class P Stockholder").

         WHEREAS, the shares of the Company's Class P Common Stock, par value $.0l per share (the "Class P Common Stock"), are to be reclassified in connection with the Company's initial public offering (the "IPO"); and

         WHEREAS, the shares of the Company's Common Stock, par value $.0l per share (the "Common Stock"), will be issued in the reclassification and the Company desires to purchase, and the Class P Stockholders desire to sell, certain of these shares;

         NOW, THEREFORE, The parties hereto agree as follows:

         1. PURCHASE AND SALE. Each Class P Stockholder will sell to the Company and the Company will purchase from each Class P Stockholder, the number of shares of Common Stock issued as "Yield Shares" to such Class P Stockholder under Article Four, Part B, Section 8 of the Company's Amended and Restated Certificate of Incorporation, as amended, at a purchase price per share equal to the price to the public for each share of Common Stock in the IPO.

         Each Class P Stockholder hereby irrevocably constitutes and appoints the Company as his or her attorney-in-fact and agent to execute and deliver all documents necessary or appropriate to effect such sale and to complete the transaction described in this Agreement.

         2. THE CLOSING. The closing of the sales and purchases of the Common Stock (the "Closing") will take place at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110 on the date of the closing of the IPO (the "Closing Date"), or at such other place or on such other date as may be mutually agreeable to the Company and the Class P Stockholders. At the Closing, each Class P Stockholder will deliver to the Company a certificate or certificates evidencing the number of shares of Common Stock to be purchased by the Company against payment of the purchase price therefor by delivery of a cashier's or certified check or checks of immediately available funds or by wire transfer to a bank account designated by such Class P Stockholder.

         3. AMENDMENTS AND WAIVERS; TERMINATION. Except as otherwise provided herein, no modification, amendment or waiver of any provision hereof shall be effective against the Company or the Class P Stockholders unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least a majority of the outstanding




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                                      -2-


shares of Class P Common Stock; provided that any amendment which treats any holder of Class P Common Stock in a manner different from any other holder of Class P Common Stock shall require the consent of the holders of all Class P Common Stock. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the Company's certificate of incorporation or bylaws shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the Company's certificate of incorporation, or bylaws in accordance with their terms. If the Closing has not occurred on or before December 31, 1999, this Agreement shall terminate and have no further force or effect.

         4. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

         5. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

         6. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement.

         7. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         8. GOVERNING LAW. All issues concerning the enforceability, validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

         9. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to each Class P Stockholders at such Class P Stockholder's address as indicated in the Company's books and records of the Company's transfer agent and registrar and to the Company at the address indicated below:

     NOTICES TO THE COMPANY:


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                                      -3-


         OneSource Information Services, Inc.
         150 Cambridge Park Drive
         Cambridge, MA 02140
         Attention: President


         WITH A COPY TO:

         Testa, Hurwitz & Thibeault, LLP
         High Street Tower
         125 High Street
         Boston, MA 02110
         Attention: Lawrence S. Wittenberg, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *


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                                      -4-


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement o the day and year first above written.

                                      ONESOURCE INFORMATION SERVICES, INC.

                                      By: /s/ Daniel Schimmel
                                          --------------------------------------
                                      Its: President

                                      WILLIAM BLAIR VENTURE PARTNERS III
                                      LIMITED PARTNERSHIP

                                      By: William Blair Venture Management
                                          Company

                                      Its: General Partner


                                      By: /s/ Gregg Newmark
                                          --------------------------------------
                                      Its: General Partner

                                      INFORMATION PARTNERS CAPITAL FUND, L.P.

                                      By: Information Partners
                                      Its: General Partner


                                      By: /s/ David Dominik
                                          --------------------------------------
                                      Its: General Partner


                                      BCIP ASSOCIATES


                                      By: /s/ David Dominik
                                          --------------------------------------
                                      Its: General Partner


                                      BCIP TRUST ASSOCIATES, L.P.


                                      By: /s/ David Dominik
                                          --------------------------------------
                                      Its: General Partner

                                      /s/ Martin F. Kahn
                                      ------------------------------------------
                                      Martin F. Kahn


                                      /s/ Daniel J. Schimmel
                                      ------------------------------------------
                                      Daniel J. Schimmel


                                      /s/ Roland Perkins
                                      ------------------------------------------
                                      Roland Perkins


                                      /s/ James A. Becker
                                      ------------------------------------------
                                      James A. Becker


                                      /s/ Brett Tomlinson
                                      ------------------------------------------
                                      Brett Tomlinson


                                      /s/ Roy Landon
                                      ------------------------------------------
                                      Roy Landon


                                      /s/ Phil Garlick
                                      ------------------------------------------
                                      Phil Garlick


                                      /s/ Reilly F. Cobb
                                      ------------------------------------------
                                      Reilly F. Cobb


                                      /s/ Mark C. VanDine
                                      ------------------------------------------
                                      Mark C. VanDine


                                      /s/ Anthony J. Baublis
                                      ------------------------------------------
                                      Anthony J. Baublis


                                      /s/ Terence S. Murtaugh
                                      ------------------------------------------
                                      Terence S. Murtaugh

                                      ------------------------------------------
                                      Karen G. Cruise


                                      /s/ Frank J. Hermes
                                      ------------------------------------------
                                      Frank J. Hermes

                        SCHEDULE OF CLASS P STOCKHOLDERS




NAMES AND ADDRESSES
-------------------

William Blair Venture
  Partners III Limited
  Partnership
135 South LaSalle Street
Chicago, Illinois 60603

Information Partners
  Capital Fund, L.P.
Two Copley Place
Boston, MA 02116
Attention: David Dominik

BCIP Associates
c/o Information Partners
Capital Fund, L.P.
Two Copley Place
Boston, MA 02116
Attention: David Dominik

BCIP Trust Associates, L.P.
c/o Information Partners
Capital Fund, L.P.
Two Copley Place
Boston, MA 02116
Attention: David Dominik

Martin F. Kahn
c/o Cadence Information
Associates
767 5th Avenue, 43rd Fl.
New York, N.Y. 10153

Daniel J. Schimmel
c/o OneSource Information
Services, Inc.
150 CambridgePark Drive
Cambridge, MA 02140


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                                      -8-


Roland Perkins
83 Lincoln Road
Wayland, MA 01778

James A. Becker
c/o OneSource Information
Services, Inc.
150 CambridgePark Drive
Cambridge, MA 02140

Brett Tomlinson
34 Elmhurst Road
Arlington, MA 02174

Roy Landon
c/o OneSource Information
Services, Inc.
150 CambridgePark Drive,
Cambridge, MA 02140

Phillip Garlick
c/o OneSource Information
Services, Inc.
150 CambridgePark Drive
Cambridge, MA 02140

Reilly F. Cobb
50 Bellingham Road
Chestnut Hill, MA 02167

Mark C. VanDine
c/o OneSource Information
Services, Inc.
150 CambridgePark Drive
Cambridge, MA 02140

Anthony J. Baublis
65 Century Way
Gardner, MA 01440

Terrence S. Murtaugh
21 Dean Street
Belmon, MA 02178

Karen G. Cruise
1 Starwood Crossing
Andover, MA 01929


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Frank J. Hermes
80 Woodmere Drive
Sudbury, MA 01776